UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		October 16, 2018

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-38214	31-1236686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR, GLEN ALLEN, VA		23060
(Address of principal executive offices)		(Zip code)

(804) 273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2018, Hamilton Beach Brands Holding Company (the “Company”) announced that Michelle Mosier, age 53, will join the Company on October 29, 2018 and, effective January 1, 2019, will succeed James H. Taylor as Vice President, Chief Financial Officer and Treasurer. As previously announced, Mr. Taylor will retire at the end of 2018 after 35 years of dedicated service.

Prior to joining the Company, Ms. Mosier served as Chief Financial Officer for United Sporting Companies from September 2015 through June 2018. Prior to that, she served as Controller for Reynolds Groups Holdings Limited from September 2011 through August 2015. Prior to that, she spent 11 years in a variety of finance roles, including, Chief Financial Officer for Reynolds Consumer Products, Vice President and Controller for Circuit City Stores, Inc., and as Corporate Controller for Tredegar Corporation. Ms. Mosier began her career with PricewaterhouseCoopers and served as a partner. Ms. Mosier is a Certified Public Accountant and is a graduate of the University of Virginia with a B.S. in Commerce.

Ms. Mosier will receive an annual base salary of $330,000 and cash in lieu of perquisites in the annual amount of $15,966. Other than base salary and cash in lieu of perquisites, for the remainder of 2018 she will be entitled to participate in the retirement savings plan and the welfare benefits plans and programs as are generally provided to other employees under such plans and programs. Ms. Mosier’s 2019 incentive compensation under the Company’s annual and long-term incentive compensation plans will be determined by the Company’s Compensation Committee and will be disclosed by an amendment to this Current Report on Form 8-K. There are no family relationships between Ms. Mosier and any director or executive officer of the Company, and Ms. Mosier has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99	Hamilton Beach Brands Holding Company News Release, dated October 16, 2018 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 16, 2018		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Dana B. Sykes
Dana B. Sykes
Vice President, General Counsel and Secretary